Exhibit 99.1

Ocean Biomedical Provides Corporate Update and Company Summary

Ocean Biomedical stock is expected to trade on the Nasdaq Capital Market under ticker symbol “OCEA”

PROVIDENCE, RI and NEW YORK, January 24, 2023 – Ocean Biomedical (“Ocean”), a next-generation biopharma company, and Aesther Healthcare Acquisition Corp. (NASDAQ: AEHA), a publicly traded special purpose acquisition company (SPAC), shared today an update on key company activities. Built on Ocean Biomedical’s expertise in technology transfer, a unique business model was created to bridge the ‘bench-to-bedside’ gap and accelerate the commercialization of novel assets from leading research universities and medical centers. Ocean Biomedical is expected to become a publicly traded company on NASDAQ under the symbols “OCEA” and “OCEAW” following the expected closing of a Business Combination with Aesther Corporation.

Key Upcoming Dates

Ocean Biomedical and Aesther would like to call attention to the following upcoming important dates and events:

●	Shareholder vote: Friday, February 3, 2023

●	Expected close of business combination between Ocean Biomedical and Aesther Healthcare Acquisition Corp: Tuesday, February 7, 2023

●	Expected first day of trading on the Nasdaq Stock Exchange for Ocean Biomedical: Wednesday, February 8, 2023

Notable Investment Activity

Ocean and Aesther have partnered with some of the premier investment institutions in the health care space. This has led to a secure and growing runway to continue Ocean’s important innovations, with funding including:

●	$123.9 million in past and ongoing grants, in use to enable first-in-class drug and vaccine candidates that make up Ocean’s initial core portfolio in oncology, fibrosis, and infectious disease, all based on new target discoveries

●	A $40 million committed backstop by Vellar Opportunity Fund SPV LLC – Series 3

●	A Common Stock Purchase Agreement with White Lion Capital LLC, which provides that White Lion Capital is committed to purchase the company’s Common Stock with an aggregate gross purchase price of up to $75 million

Pro forma enterprise value of the combined company is expected to be approximately $345 million, assuming no redemptions of current Aesther public stockholders.

Management Comments

“The scientific and operational progress Ocean Biomedical has had to date, even without access to the public markets, is astounding – the company is at an inflection point, with multiple ways to win. The combination of the company’s close ties to innovation coming out of the world’s top research institutions with the anticipated advantages of being a publicly-traded company would produce unprecedented value,” said Suren Ajjarapu, Chairman and CEO of Aesther. “With a world-class board and leadership team, Ocean’s trajectory is unmatched. This is a once-in-a-lifetime kind of company, and from an investment standpoint, is in a category of its own.”

“Ocean Biomedical acts as the parent of three distinct biotech companies and is ultimately responsible for a total of three platform assets and a diversified pipeline that addresses high-value and high-impact indications. Each of these assets are progressing towards the next stage of their development pipelines,” said Dr. Chirinjeev Kathuria, Ocean Biomedical co-founder and Executive Chairman of the Board of Directors. “Ocean has the vision and now, the tools, to concretely change the course of humanity for the better. First and foremost, our founders are dedicated to serving patients with some of the most devastating illnesses we face as humans today. That’s why we created Ocean Biomedical, which will be our most important legacy.”

Ocean Will Address Areas of Great Unmet Need Through Novel Scientific Breakthroughs

A key component of Ocean Biomedical’s model is to elevate the efforts of scientists at premier institutions such as Brown University, Harvard University, Yale University and Stanford University to ensure their discoveries advance through clinical development with urgency in order to reach the hands of doctors and patients who need them. Currently, the company’s portfolio is focused on three critical areas: oncology, pulmonary fibrosis, and infectious disease.

Oncology

●	Non-small cell lung cancer (NSCLC) is the leading cause of cancer death and second most diagnosed cancer in the United States, affecting approximately 460,000 people in the U.S. alone.

●	Glioblastoma multiforme (GBM) is a lethal type of brain tumor with a single-digit five-year survival rate. It affects approximately 28,000 people in the U.S. alone.

CHI3L1 is a novel target and pathway discovery, the master checkpoint inhibitor, uncovered by the Ocean team. This novel, bispecific antibody approach generates strong anti-tumor response in lung cancer and brain cancer, whether used in combination or as a monotherapy. Ocean Biomedical’s novel approach to tumor suppression, focused on controlling Chitinase 3-like-1 (CHI3LI), other immune checkpoint inhibitors, and T-cell co-stimulators, could control important pathways pan-cancer and has potential application for tumor suppression across multiple cancer pathways.

Pulmonary Fibrosis

●	Idiopathic pulmonary fibrosis is a progressive disease that results in the irreversible loss of lung function with high morbidity and mortality rates. Its prevalence in the U.S. has been reported to range from 10-60 cases per 100,000 people, while in Europe it ranges from 1.3-32.5 cases per 100,000.

●	Hermansky-Pudlak Syndrome (HPS) is a rare, genetic disease with high prevalence occurring in Puerto Rico, with 1 case every 1,800 people.

Ocean has identified a novel target and pathway discovery called Chitinase 1 (Chit1), as well as a potential inhibitor of this pathway called OCF-203. OCF-203 has been evaluated in multiple models of pulmonary fibrosis with impressive reductions in fibrosis. These discoveries hold potential for growth into other fibrotic diseases, including scleroderma, alcoholic liver disease, and NASH.

Malaria

●	Malaria is a deadly disease with over 3 billion people at risk of infection annually worldwide. 200-300 million people are infected worldwide each year. It is the number one killer of children under five years old, with over 500,000 children under five killed each year.

Ocean’s proprietary platform for infectious diseases has yielded promising vaccine and therapeutic candidates for malaria, including the discovery of PfSEA-1 and PfGARP. These targets enable a promising new strategy for combating the disease. Moreover, the company’s drug target discovery platform has the potential to discover targets against other infectious diseases, like tuberculosis or another pandemic-type virus.

For more information, please visit www.oceanbiomedical.com. The company’s latest investor presentation as filed with the SEC can be found here.

Advisors

EF Hutton, division of Benchmark Investments, LLC, serves as capital markets advisor to Aesther Healthcare Acquisition Corp. Nelson Mullins Riley & Scarborough LLP serves as legal counsel to Aesther Healthcare Acquisition Corp. and Malone Bailey, LLP serves as auditors to Aesther Healthcare Acquisition Corp. Dykema Gossett PLLC serves as legal counsel to Ocean Biomedical, Inc. and Deloitte & Touche LLP serves as auditors to Ocean Biomedical, Inc.

About Ocean Biomedical

Ocean Biomedical, Inc. is a Providence, Rhode Island-based biopharma company with an innovative business model that accelerates the development and commercialization of scientifically compelling assets from research universities and medical centers. Ocean Biomedical deploys the funding and expertise to move new therapeutic candidates efficiently from the laboratory to the clinic, to the world. Ocean Biomedical is currently developing five promising discoveries that have the potential to achieve life-changing outcomes in lung cancer, brain cancer, pulmonary fibrosis, and the prevention and treatment of malaria. The Ocean Biomedical team is working on solving some of the world’s toughest problems, for the people who need it most.

To learn more, visit www.oceanbiomedical.com

In August 2022, Ocean Biomedical entered a definitive merger agreement with Aesther Healthcare Acquisition Corp. (Nasdaq: AEHA), a special purpose acquisition company. Upon closing, the combined company is expected to change its name to Ocean Biomedical, Inc. and its Class A common stock is expected to be traded on the Nasdaq Capital Market under the symbol “OCEA.”

Forward-Looking Statements

This press release contains certain statements that are not historical facts and are forward-looking statements within the meaning of the federal securities laws with respect to the proposed Transaction between Aesther and Ocean Biomedical, including without limitation statements regarding the anticipated benefits of the proposed Transaction, the anticipated timing of the proposed Transaction, the implied enterprise value, future financial condition and performance of Ocean Biomedical and the combined company after the closing and expected financial impacts of the proposed Transaction, the satisfaction of closing conditions to the proposed Transaction, the level of redemptions of Aesther’s public stockholders and the products and markets and expected future performance and market opportunities of Ocean Biomedical. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “think,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “seeks,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Aesther’s securities; (ii) the risk that the proposed Transaction may not be completed by Aesther’s business combination deadline; (iii) the failure to satisfy the conditions to the consummation of the proposed Transaction, including the approval of the Merger Agreement by the stockholders of Aesther, the satisfaction of the minimum net tangible assets and minimum cash at closing requirements and the receipt of certain governmental, regulatory and third party approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) the failure to achieve the minimum amount of cash available following any redemptions by Aesther’s stockholders; (vi) redemptions exceeding anticipated levels or the failure to meet The Nasdaq Global Market’s initial listing standards in connection with the consummation of the proposed Transaction; (vii) the effect of the announcement or pendency of the proposed Transaction on Ocean Biomedical’s business relationships, operating results, and business generally; (viii) risks that the proposed Transaction disrupts current plans and operations of Ocean Biomedical; (ix) the outcome of any legal proceedings that may be instituted against Ocean Biomedical or against Aesther related to the Merger Agreement or the proposed Transaction ; (x) changes in the markets in which Ocean Biomedical’s competes, including with respect to its competitive landscape, technology evolution, or regulatory changes; (xi) changes in domestic and global general economic conditions; (xii) risk that Ocean Biomedical may not be able to execute its growth strategies; (xiii) risks related to the ongoing COVID-19 pandemic and response, including supply chain disruptions; (xiv) risk that Ocean Biomedical may not be able to develop and maintain effective internal controls; (xv) costs related to the proposed Transaction and the failure to realize anticipated benefits of the proposed Transaction or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions; (xvi) the ability to recognize the anticipated benefits of the proposed Transaction and to achieve its commercialization and development plans, and identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of Ocean Biomedical to grow and manage growth economically and hire and retain key employees; (xvii) the risk that Ocean Biomedical may fail to keep pace with rapid technological developments to provide new and innovative products and services or make substantial investments in unsuccessful new products and services; (xviii) the ability to develop, license or acquire new therapeutics; (xix) the risk that Ocean Biomedical will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xx) the risk that Ocean Biomedical, post-combination, experiences difficulties in managing its growth and expanding operations; (xxi) the risk of product liability or regulatory lawsuits or proceedings relating to Ocean Biomedical’s business; (xxii) the risk of cyber security or foreign exchange losses; (xxiii) the risk that Ocean Biomedical is unable to secure or protect its intellectual property; and (xxiv) those factors discussed in Aesther’s filings with the SEC and that are contained in the definitive proxy statement relating to the proposed Transaction.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in Aesther’s Annual Report on Form 10-K for the year ended December 31, 2021 and Aesther’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and which are described in the “Risk Factors” section of the definitive proxy statement, and other documents to be filed by Aesther from time to time with the SEC and which are and will be available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and while Ocean Biomedical and Aesther may elect to update these forward-looking statements at some point in the future, they assume no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Neither Ocean Biomedical nor Aesther gives any assurance that Ocean Biomedical or Aesther, or the combined company, will achieve its expectations. These forward-looking statements should not be relied upon as representing Aesther’s or Ocean Biomedical’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the Merger Agreement and the proposed transaction, Aesther has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to the proposed transaction. This communication is not intended to be, and is not, a substitute for the definitive proxy statement or any other document that Aesther has filed or may file with the SEC in connection with the proposed transaction. Aesther’s stockholders and other interested persons are advised to read the definitive proxy statement and the amendments thereto, and documents incorporated by reference therein filed in connection with the proposed transaction, as these materials will contain important information about Aesther, Ocean Biomedical, the Merger Agreement, and the proposed transaction. The definitive proxy statement and other relevant materials for the proposed transaction will be mailed to stockholders of Aesther as of a record date to be established for voting on the proposed transaction. Before making any voting or investment decision, investors and stockholders of Aesther are urged to carefully read the entire definitive proxy statement and definitive proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. Aesther investors and stockholders will also be able to obtain copies of the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Aesther Healthcare Acquisition Corp., 515 Madison Avenue, Suite 8078, New York, NY 10022, Attention: Mr. Suren Ajjarapu.

Participants in the Solicitation

Aesther, Ocean Biomedical and their respective directors, executive officers, other members of management and employees may be deemed participants in the solicitation of proxies from Aesther’s stockholders with respect to the proposed transaction. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of Aesther’s directors and officers in Aesther’s filings with the SEC, including its most recent Annual Report on Form 10-K, the definitive proxy statement, and other documents filed with the SEC.

No Offer or Solicitation

This press release is not a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and will not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

# # #

Investor Contact

IR@aestherhealthcarespac.com

Media Contact

Sean Leous
ICR Westwicke
Phone: +1.646.866.4012
Email: Sean.Leous@westwicke.com